UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2019

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ACHC	NASDAQ Global Select Market

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders on May 2, 2019. The proposals considered at the Annual Meeting were voted on as follows:

1. The individuals listed below were elected to serve as Class II directors until the Company’s annual meeting of stockholders in 2022 or until their successors have been elected and take office. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
William F. Grieco	71,921,269	2,778,320	67,686	3,966,702
Reeve B. Waud	60,643,024	14,061,867	62,384	3,966,702

2. The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers (as defined in the Company’s definitive proxy statement filed with the SEC on March 21, 2019), by the following vote:

For	Against	Abstain	Broker Non-Votes
67,482,950	6,320,160	964,165	3,966,702

3. The Company’s stockholders approved, on a non-binding advisory basis, the frequency of the advisory vote on the compensation of the Company’s Named Executive Officers, by the following vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
73,339,493	39,701	656,944	731,137	3,966,702

A majority of the stockholders selected, on a non-binding advisory basis, a one-year frequency for non-binding advisory votes on executive compensation. Based on these results, the Company’s Board of Directors has determined that the Company will hold a non-binding advisory vote on executive compensation on an annual basis (once every year) until the next stockholder vote on the frequency of the vote on executive compensation.

4. The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, by the following vote:

For	Against	Abstain
77,705,612	966,688	61,677

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2019	ACADIA HEALTHCARE COMPANY, INC.

	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and General Counsel